                                                                  EXHIBIT 10.2

                ---------------------------------------------------
                   DATED                                    2001





                          HOMESIDE MORTGAGE SECURITIES
                                 TRUST 2001-1
                          LIQUIDITY FACILITY AGREEMENT


                        PERPETUAL TRUSTEE COMPANY LIMITED
                               ("ISSUER TRUSTEE")
                        HOMESIDE GLOBAL MBS MANAGER, INC.
                            ("GLOBAL TRUST MANAGER")
                         NATIONAL AUSTRALIA BANK LIMITED
                         ("LIQUIDITY FACILITY PROVIDER")













                            MALLESONS STEPHEN JAQUES
                                   Solicitors

                             Governor Phillip Tower
                                 1 Farrer Place
                                 Sydney NSW 2000
                           Telephone (61 2) 9296 2000
                           Facsimile (61 2) 9296 3999
                                  DX 113 Sydney
                                    Ref: SRF




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                                                                               1
--------------------------------------------------------------------------------
CONTENTS          HOMESIDE MORTGAGE SECURITIES TRUST 2001-1
                  LIQUIDITY FACILITY AGREEMENT
--------------------------------------------------------------------------------

                  1         INTERPRETATION                                     2

                  2        THE LIQUIDITY FACILITY                              5

                  3        CONDITIONS PRECEDENT                                6

                  4        LIQUIDITY DRAWINGS                                  7

                  5        LIQUIDITY INTEREST PERIODS                          8

                  6        INTEREST                                            8

                  7        REPAYMENT OF LIQUIDITY DRAWINGS                     9

                  8        AVAILABILITY FEE                                   10

                  9        CANCELLATION OR REDUCTION OF THE LIQUIDITY
                           FACILITY                                           10

                  10       CHANGED COSTS EVENT                                11

                  11       ILLEGALITY                                         12

                  12       PAYMENTS AND TAXES                                 13

                  13       REPRESENTATIONS AND WARRANTIES                     13

                  14       GENERAL UNDERTAKINGS BY ISSUER TRUSTEE             16

                  15       LIQUIDITY EVENTS OF DEFAULT                        17

                  16       NOTICES                                            18

                  17       SECURITY INTERESTS AND ASSIGNMENT                  19

                  18       MISCELLANEOUS                                      19

                  19       LIABILITY OF ISSUER TRUSTEE AND LIMITED
                           RECOURSE                                           21

                  20       GOVERNING LAW, JURISDICTION AND SERVICE OF
                           PROCESS                                            21

                  21       COUNTERPARTS                                       21

                  22       COSTS, CHARGES, EXPENSES AND INDEMNITIES           21

                  23       LIQUIDITY FACILITY PROVIDER TERMINATION DATE       23

                  SCHEDULE 1        DRAWDOWN NOTICE (CLAUSE 4)                24


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                  HOMESIDE MORTGAGE SECURITIES TRUST 2001-1 LIQUIDITY FACILITY
                  AGREEMENT

DATE:                                  2001

PARTIES: PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007) in its capacity as trustee of the Trust and having its registered office at Level 3, 39 Hunter Street, Sydney NSW 2000 ("ISSUER TRUSTEE")
                  HOMESIDE GLOBAL MBS MANAGER, INC. having an office at 7301 Baymeadows Way, Jacksonville, Florida 32256, United States of America ("GLOBAL TRUST MANAGER")
                  NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937) having its registered office at Level 24, 500 Bourke Street, Melbourne Victoria 3000 ("LIQUIDITY FACILITY PROVIDER").

1        INTERPRETATION
-------------------------------------------------------------------------------
                  1.1 The following words have these meanings in this agreement unless the contrary intention appears.

                           AVAILABLE LIQUIDITY AMOUNT means on any Determination Date an amount equal to:

                           (a) the Liquidity Limit on that Determination Date; less

                           (b) the Liquidity Principal Outstanding on that Determination Date.

                           AVAILABILITY PERIOD means the period commencing on the Closing Date and ending on the Liquidity Facility Termination Date.

                           CHANGED COSTS EVENT means:

                           (a) the introduction or commencement after the date of this agreement of, or any change in, or in the interpretation, application or administration of the compliance by, or a change in the method of compliance by, the Liquidity Facility Provider with any law or regulation;

                           (b) the incurrence of any new Taxes (other than a Tax on the overall net income of the Liquidity Facility Provider); or

                           (c) the imposition by any regulatory authority in respect of the Liquidity Facility Provider of any new, or change in the imposition of any (as at the date of this agreement) reserve requirement, statutory reserve deposit, special deposit, capital adequacy ratio, equity ratio, liquidity ratio, liabilities ratio or other similar requirement,

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                                                                              3
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                           whether such event results in an increase or a
                           decrease in the relevant amount or cost referred to in clause 10.1.

                           DEFINITIONS SCHEDULE means the deed entitled
                           "HomeSide Mortgage Securities Trusts Definitions Schedule" dated 3 January 2001 between the parties named in Schedule 1 to that deed.

                           DRAWDOWN DATE means the date on which a drawing is or is to be made under the Liquidity Facility, which date must be a Payment Date in respect of the Trust.

                           DRAWDOWN NOTICE means a notice given in accordance with clause 4.1.

                           LIQUIDITY DRAWING means a drawing made under clause
                           2.4 of this agreement.

                           LIQUIDITY EVENT OF DEFAULT has the meaning given to it in clause 15.1.

                           LIQUIDITY FACILITY means the facility granted pursuant to this agreement.

                           LIQUIDITY FACILITY PROVIDER TERMINATION DATE means the date determined under clause 23.3.

                           LIQUIDITY FACILITY TERMINATION DATE means the earliest of:

                           (a) the date which is one month after the date upon which all Notes have been fully and finally redeemed in full in accordance with the Transaction Documents in respect of the Trust, and the Global Trust Manager has notified the Issuer Trustee that it does not intend that any further Notes will be issued in respect of the Trust;

                           (b) the date upon which the Liquidity Facility Provider makes a determination under clause 11;

                           (c) the date upon which the Liquidity Limit is cancelled or reduced to zero under clause 9; and

                           (d) the date upon which the Liquidity Facility Provider terminates the Liquidity Facility under clause 15.2.

                           LIQUIDITY INTEREST PERIOD means each period determined in accordance with clause 5.

                           LIQUIDITY INTEREST RATE means, in respect of a Liquidity Drawing, the interest rate calculated in accordance with clause 6.2.

                           LIQUIDITY LIMIT means, at any time, the lesser of:

                           (a) 1% of the Total Invested Amount of all Notes as at the previous Determination Date;

                           (b) the Performing Mortgage Loans Amount on the last day of the previous Collection Period; and

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                                                                              4
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                           (c)      the amount (if any) to which the Liquidity
                                    Limit has been reduced at that time in
                                    accordance with clause 9.2.

                           LIQUIDITY PRINCIPAL OUTSTANDING means, on a Determination Date, an amount equal to:

                           (a) the aggregate of all Liquidity Drawings previously made or to be made on the immediately following Payment Date; less

                           (b) any repayments or prepayments of all such Liquidity Drawings made by the Issuer Trustee on or before the immediately following Payment Date.

                           LIQUIDITY SHORTFALL has the meaning given to that term in the relevant Supplemental Deed.

                           PERFORMING MORTGAGE LOANS AMOUNT means, at any time, the aggregate of:

                           (a) the Outstanding Principal Balance of all Housing Loans which comprise part of the Purchased Mortgage Loans in respect of which no payment due from the Debtor has been in arrears for a period of more than 90 consecutive days; and

                           (b) the Outstanding Principal Balance of all Housing Loans which comprise part of the Purchased Mortgage Loans in respect of which a payment from the Debtor has been in arrears for a period of more than 90 consecutive days and in respect of which a valid claim is available under a Mortgage Insurance Policy.

                           REQUIRED LIQUIDITY RATING means the short term rating (if any) of:

                           (a)      A-1+, in the case of S&P;

                           (b)      F1+, in the case of Fitch;

                           (c)      P-1, in the case of Moody's; or

                           (d) an equivalent rating in the case of another Current Rating Agency,

                           assigned to the Liquidity Facility Provider by each Current Rating Agency.

                           SUPPLEMENTAL DEED means the deed entitled "HomeSide Mortgage Securities Trust 2001-1 Supplemental Deed " dated on or about the date of this agreement between, amongst others, the Issuer Trustee and the Global Trust Manager.

                           TRUST means the HomeSide Mortgage Securities Trust 2001-1.

OTHER DEFINITIONS

                  1.2 Unless otherwise defined in this agreement, words and phrases defined in the Definitions Schedule or the Supplemental Deed have the same meaning in this agreement, with references to "this deed" being

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                                                                              5
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                           construed as references to "this agreement". In the
                           event of an inconsistency between a definition in the Definitions Schedule or the Supplemental Deed and this agreement, the definition in this agreement prevails. In the event of an inconsistency between a definition in the Definitions Schedule and the Supplemental Deed, the definition in the Supplemental Deed prevails.

INTERPRETATION

                  1.3 Clauses 1.2 to 1.5 (inclusive) of the Definitions Schedule are deemed to be incorporated in this agreement as if they were set out in full in it with each reference to "this deed" being construed as a reference to "this agreement". Any obligation imposed on the Issuer Trustee under this agreement is several only.

LIMITATION

                  1.4 The rights and obligations of the parties under this agreement relate only to the Trust. The Liquidity Facility Provider has no obligation under this agreement to provide financial accommodation to the Issuer Trustee in respect of any other trust established under the Master Trust Deed.

2        THE LIQUIDITY FACILITY
-------------------------------------------------------------------------------
LIQUIDITY FACILITY

                  2.1 The Liquidity Facility Provider grants to the Issuer Trustee a loan facility in Australian dollars in respect of the Trust in an amount equal to the Liquidity Limit. If the Issuer Trustee wants to use the Liquidity Facility, then it may do so by one or more requests made in accordance with clause 4. Subject to this agreement, the Liquidity Facility Provider agrees to provide financial accommodation requested by the Issuer Trustee under this agreement.

PURPOSE

                  2.2 The Liquidity Facility is only available to be drawn to meet any Liquidity Shortfall in relation to the Trust.

LIQUIDITY SHORTFALL

                  2.3 The Liquidity Limit will be available only if and to the extent that there is a Liquidity Shortfall on any Determination Date.

GLOBAL TRUST MANAGER TO MAKE DRAWING

                  2.4 If, on any Determination Date during the Availability Period, the Global Trust Manager determines that there is a Liquidity Shortfall on that Determination Date, the Global Trust Manager must arrange, by giving a direction to the Issuer Trustee, for a drawing to be made under the Liquidity Facility on the Payment Date immediately following that Determination Date in accordance with this agreement and equal to the lesser of:

                           (a)      the Liquidity Shortfall on that
                                    Determination Date; and

                           (b) the Available Liquidity Amount on that Determination Date.

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LIMIT

                  2.5 Despite anything in this agreement, the Liquidity Facility Provider need not provide financial accommodation under this agreement if to do so would result in the Liquidity Principal Outstanding exceeding the Liquidity Limit.

TERMINATION

                  2.6 The Liquidity Facility will terminate on the earlier of the Liquidity Facility Termination Date and the Liquidity Facility Provider Termination Date.

3        CONDITIONS PRECEDENT
--------------------------------------------------------------------------------
FIRST DRAWDOWN NOTICE

                  3.1 The Issuer Trustee must not deliver the first Drawdown Notice until the Issuer Trustee has received written notice from the Liquidity Facility Provider that the Liquidity Facility Provider has received the following in form and substance satisfactory to it:

                           (a) (POWER OF ATTORNEY) a certified copy of the power of attorney under which a person signs and delivers this agreement for the Issuer Trustee and the Global Trust Manager and, if required by the Liquidity Facility Provider, evidence of its stamping and registration;

                           (b) (TRANSACTION DOCUMENTS) a certified copy of each Transaction Document executed by each of the parties to the respective document;

                           (c) (REGISTRATION OF CHARGE) evidence of registration of, or intention to register, the Deed of Charge with the relevant Governmental Agencies; and

                           (d) (OPINIONS) a legal opinion addressed to the Liquidity Facility Provider from the Issuer Trustee's solicitors in a form and substance satisfactory to the Liquidity Facility Provider.

LIQUIDITY DRAWINGS IN RESPECT OF A TRUST

                  3.2 The Liquidity Facility Provider need not make any proposed drawing available unless:

                           (a) (STATEMENTS TRUE) it is reasonably satisfied that the statements contained in the Drawdown Notice are true at the date of the Drawdown Notice and at the Drawdown Date;

                           (b) (NO LIQUIDITY EVENT OF DEFAULT) no Liquidity Event of Default continues unremedied or would result from the provision of the proposed drawing;

                           (c) (REPRESENTATIONS AND WARRANTIES) the representations and warranties made or deemed to be made by the Issuer Trustee and the Global Trust Manager in this agreement are true and correct as of the date of the Drawdown Notice and the Drawdown Date;

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                           (d)      (OTHER SECURITY INTERESTS) other than in
                                    respect of priorities granted by statute, the Liquidity Facility Provider has not received notice from any person that it claims to have a Security Interest ranking in priority to or equal with the Security Interest held for the benefit of the Liquidity Facility Provider in accordance with the Master Security Trust Deed, the Deed of Charge and the Supplemental Deed (other than the Security Interests set out specifically in the Master Security Trust Deed, the Deed of Charge and the Supplemental Deed and ranking in priority to or equal with the Security Interest held for the benefit of the Liquidity Facility Provider);

                           (e) (NOTES) the Notes are still in existence and have not been redeemed or repaid in full; and

                           (f) (AVAILABILITY PERIOD). the Availability Period has not expired.

CERTIFICATION

                  3.3 Anything required to be certified under clause 3.1 must be certified by an Authorised Person of the Issuer Trustee or the Global Trust Manager (as applicable) as being true and complete as at a date no earlier than the date of this agreement.

BENEFIT OF THE LIQUIDITY FACILITY PROVIDER

                  3.4 The conditions precedent set out in this clause 3 are for the benefit of the Liquidity Facility Provider and any of them may be waived by the Liquidity Facility Provider in its absolute discretion.

4        LIQUIDITY DRAWINGS
-------------------------------------------------------------------------------
USE OF LIQUIDITY FACILITY

                  4.1 If the Issuer Trustee on the direction of the Global Trust Manager wants to use the Liquidity Facility to make a Liquidity Drawing, it must do so only in accordance with clause 2.4 and it must give a notice to the Liquidity Facility Provider meeting the requirements of clause 4.3 ("DRAWDOWN NOTICE").

TIMING

                  4.2 Each Liquidity Drawing must be drawn down on a Payment Date in respect of the Trust. Each Liquidity Drawing must be credited to the Collections Account and applied only in accordance with clause 14 of the Supplemental Deed.

FORM OF NOTICE

                  4.3      A Drawdown Notice given under clause 4.1 must:

                           (a)      be in or substantially in the form of
                                    Schedule 1;

                           (b) be signed by an Authorised Person of the Issuer Trustee;

                           (c) specify the Drawdown Date, which must be a day which complies with clause 4.2;

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                           (d)      specify the amount of the proposed Liquidity
                                    Drawing and its method of calculation; and

                           (e) be given no later than 4.00pm on the day which is 2 Business Days prior to the relevant Drawdown Date (or such other period as may be agreed between the Issuer Trustee, the Global Trust Manager and the Liquidity Facility Provider).

EFFECTIVE

                  4.4 A Drawdown Notice is effective on actual receipt in legible form by the Liquidity Facility Provider and is irrevocable.

AGREEMENT TO MAKE LIQUIDITY DRAWING

                  4.5 Subject to this agreement, the Liquidity Facility Provider agrees to deposit in the Collections Account the amount of any Liquidity Drawing in immediately available funds by 11.30am Melbourne time on the relevant Payment Date.

5        LIQUIDITY INTEREST PERIODS
-------------------------------------------------------------------------------
INITIAL INTEREST PERIODS

                  5.1 The first Liquidity Interest Period in respect of a Liquidity Drawing commences on (and includes) its Drawdown Date and ends on (but excludes) the next Payment Date. Each subsequent Liquidity Interest Period will commence on (and include) a Payment Date and end on (but exclude) the next Payment Date.

FINAL INTEREST PERIOD

                  5.2 A Liquidity Interest Period in respect of a Liquidity Drawing which would otherwise end after the Final Termination Date of the Trust ends on (but excludes) that Final Termination Date.

6        INTEREST
-------------------------------------------------------------------------------
PAYMENT OF INTEREST

                  6.1 The Issuer Trustee agrees to pay to the Liquidity Facility Provider interest on the daily balance of each Liquidity Drawing from and including its Drawdown Date until the Liquidity Drawing is repaid in full. On each Payment Date, the Issuer Trustee will pay to the Liquidity Facility Provider accrued interest on each Liquidity Drawing. If, on any Payment Date, all amounts due in accordance with this clause 6.1 are not paid in full, on each following Payment Date the Issuer Trustee must pay so much of the amounts as are available for that purpose in accordance with the Supplemental Deed until such amounts are paid in full.

CALCULATION OF INTEREST

                  6.2 Interest is to be calculated for each Liquidity Interest Period. Interest accrues from day to day and is to be calculated on actual days elapsed and a 365 day year. Interest is payable in arrears on each Payment Date in the manner contemplated by clause
                           6.1. The rate of interest paid to the Liquidity Facility Provider in respect of a Liquidity Interest Period is the sum of the Bank Bill Rate on the first day of that

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                           Liquidity Interest Period (rounded to 3 decimal
                           places) and 0.35% per annum (" LIQUIDITY INTEREST RATE").

INTEREST ON OVERDUE AMOUNTS

                  6.3
                           (a) If any payment by the Issuer Trustee on a Payment Date under clause 6.1 is insufficient to pay the full amount of accrued interest on each Liquidity Drawing and any other interest due and payable under clause 6.3(b) up to the close of the Liquidity Interest Period just ended, such unpaid interest will itself capitalise and bear interest in accordance with clauses 6.1 and 6.2 of this agreement.

                           (b) The Issuer Trustee agrees to pay interest on any amount payable by it under this agreement (including without limitation on any unpaid interest) from when it becomes due for payment during the period that it remains unpaid. Interest is payable at the rate set out in clause 6.2, as if the amount is a Liquidity Drawing having successive Liquidity Interest Periods calculated in accordance with clause 5. The first Liquidity Interest Period commences on the day when the outstanding amount becomes due for payment and each subsequent Liquidity Interest Period commences on the day when the preceding Liquidity Interest Period expires.

OBLIGATION UNAFFECTED

                  6.4 The Issuer Trustee's obligation to pay the outstanding amount on the date it becomes due for payment is not affected by clause 6.3.

INTEREST FOLLOWING JUDGMENT OR ORDER

                  6.5 If a liability under this agreement becomes merged in a judgment or order, then the Issuer Trustee agrees to pay interest to the Liquidity Facility Provider on the amount of that liability as an independent obligation. This interest accrues from the date the liability becomes due for payment both before and after the judgment or order until it is paid, at a rate that is the higher of the rate payable under the judgment or order and the rate referred to in clause 6.3(b).

7        REPAYMENT OF LIQUIDITY DRAWINGS
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REPAYMENT OF LIQUIDITY DRAWINGS

                  7.1 Subject to clause 7.3, on each Payment Date, the Issuer Trustee will repay so much of the Liquidity Principal Outstanding under all Liquidity Drawings as there are funds available for this purpose in accordance with clause 14 of the Supplemental Deed. If, on any Payment Date, all amounts due in accordance with this clause 7.1 are not paid or repaid in full, on each following Payment Date the Issuer Trustee will pay or repay so much of the amounts as there are funds available for that purpose in accordance with the Supplemental Deed until such amounts are paid or repaid in full.

RE-DRAWING

                  7.2 Amounts repaid pursuant to clause 7.1 may be redrawn by the Issuer Trustee in accordance with the terms of this agreement.

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REPAYMENT ON TERMINATION DATE

                  7.3 Notwithstanding clause 7.1, on or before the Liquidity Facility Termination Date, the Issuer Trustee must repay:

                           (a)      the Liquidity Principal Outstanding;

                           (b)      interest accrued thereon; and

                           (c)      all other money due under this agreement,

                           in each case to the extent that amounts are available for that purpose in accordance with the Master Trust Deed and the Supplemental Deed.

                  7.4 If all amounts due in accordance with clause 7.3 are not paid or repaid in full on the Payment Date immediately following the Liquidity Facility Termination Date, the Issuer Trustee will repay so much of such amounts on succeeding Payment Dates as is available for that purpose in accordance with the Master Trust Deed and the Supplemental Deed until all such amounts are paid or repaid in full.

8        AVAILABILITY FEE
--------------------------------------------------------------------------------
                  8.1 The Issuer Trustee will pay to the Liquidity Facility Provider an availability fee of 0.20% per annum on the then un-utilised portion of the Liquidity Limit. The fee will be:

                           (a) calculated and accrue daily from the first day of the Availability Period on the basis of a 365 day year; and

                           (b) paid quarterly in arrears on each Payment Date in accordance with the Supplemental Deed.

                  8.2 The availability fee payable under clause 8.1 may be varied from time to time by the Global Trust Manager and the Liquidity Facility Provider (and notified to the Issuer Trustee) provided that the Global Trust Manager notifies each Current Rating Agency of the variation and receives confirmation from each Current Rating Agency that the variation will not have an Adverse Rating Effect.

9        CANCELLATION OR REDUCTION OF THE LIQUIDITY FACILITY
--------------------------------------------------------------------------------
CANCELLATION

                  9.1 The Issuer Trustee may on the direction of the Global Trust Manager cancel the Liquidity Facility by written notice to the Liquidity Facility Provider if each Current Rating Agency has confirmed that the cancellation of the Liquidity Facility will not have an Adverse Rating Effect.

REDUCTION OF LIQUIDITY LIMIT

                  9.2 The Issuer Trustee may on the direction of the Global Trust Manager reduce the Liquidity Limit in whole or in part by written notice to the Liquidity Facility Provider if each Current Rating Agency has confirmed that the reduction of the Liquidity Limit will not have an Adverse Rating Effect.

                                                                             11
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WHEN NOTICES EFFECTIVE

                  9.3 A notice given by the Issuer Trustee pursuant to either clause 9.1 or 9.2 will be effective on the day which is 3 Business Days after receipt by the Liquidity Facility Provider (or such other period agreed between the Issuer Trustee, the Global Trust Manager and the Liquidity Facility Provider).

RATINGS DOWNGRADE

                  9.4 If, on a Determination Date during the Availability Period, the Liquidity Facility Provider does not have the Required Liquidity Rating from each Current Rating Agency, the Liquidity Facility Provider must within 30 Business Days or such longer period as may be agreed by each Current Rating Agency:

                           (a) use its reasonable endeavours to procure another person with the Required Liquidity Rating to assume its obligations under this agreement, notice of which must be given to each Current Rating Agency; or

                           (b) take such other steps as are agreed with each Current Rating Agency to ensure that there is no Adverse Rating Effect.

10       CHANGED COSTS EVENT
--------------------------------------------------------------------------------
DETERMINATION

                  10.1 Subject to clause 19, if, as a result of a Changed Costs Event, the Liquidity Facility Provider determines that:

                           (a) there is any direct or indirect change in the cost to the Liquidity Facility Provider of providing, agreeing to provide, maintaining its commitment to provide, funding or maintaining financial accommodation under this agreement;

                           (b) there is any direct or indirect change in any amount received or receivable by the Liquidity Facility Provider in the effective return to the Liquidity Facility Provider in connection with financial accommodation provided or to be provided under this agreement (including, without limitation, the return on the Liquidity Facility Provider's overall capital which could have been achieved but for the occurrence of the Changed Costs Event); or

                           (c) the Liquidity Facility Provider is required to make a payment or to forgo interest or other return on or calculated by reference to an amount received or receivable under this agreement, then the Issuer Trustee must on the direction of the Global Trust Manager pay (if applicable) to the Liquidity Facility Provider on the next Payment Date the additional amount which the Liquidity Facility Provider certifies is necessary to compensate the Liquidity Facility Provider for the changed cost, reduction, payment or forgone interest or other return.

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                                                                             12
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INDIRECT COST

                  10.2 If the changed cost, reduction, payment or forgone interest or other return is indirect, the Issuer Trustee (if applicable) agrees to pay the Liquidity Facility Provider the proportion of it which the Liquidity Facility Provider determines to be fairly attributable to the financial accommodation made available under this agreement.

CERTIFICATE

                  10.3 The Liquidity Facility Provider must provide a certificate to the Global Trust Manager setting out details of the relevant Changed Costs Event and the calculations made by the Liquidity Facility Provider to determine the new amount payable under clause
                           10.1. Any such certificate signed by the Liquidity Facility Provider as to an amount payable by the Issuer Trustee under this clause 10 is conclusive evidence of the amount stated in it in the absence of manifest error. In determining additional amounts payable under this clause 10, the Liquidity Facility Provider may use averaging and attribution methods commonly used by financiers or any other reasonable averaging or attribution method.

MINIMISATION

                  10.4 If the Liquidity Facility Provider is to receive any additional payment under clause 10.1, the Liquidity Facility Provider must use its best endeavours to make the relevant advances or financial accommodation available by some alternative means (including, without limitation, changing its lending office or making the advances or financial accommodation available through a Related Entity of the Liquidity Facility Provider) which would avoid the necessity for the additional payment or reduce the amount of it. Nothing in this clause 10.4 affects the obligations of the Issuer Trustee under clauses 10.1 and 10.2.

11       ILLEGALITY
--------------------------------------------------------------------------------
                  11.1 If as a result of any change in a law, regulation, code of practice or an official directive which has the force of law or compliance with which is in accordance with the practice of responsible bankers in the jurisdiction concerned, or in their interpretation or administration after the date of this agreement, the Liquidity Facility Provider determines that it is or has become apparent that it will become contrary to that official directive, impossible or illegal for the Liquidity Facility Provider to fund, provide or maintain financial accommodation or otherwise observe its obligations under this agreement then the Issuer Trustee, on the immediately following Payment Date, must, to the extent that there are funds available under clause 14 of the Supplemental Deed to do so, prepay so much of the Liquidity Principal Outstanding as the Liquidity Facility Provider specifies to the Issuer Trustee in writing together with accrued interest and other amounts payable by the Issuer Trustee under this agreement. The Liquidity Facility Provider's obligations to the Issuer Trustee under this agreement terminate on the giving of the notice.

                  11.2 If, on any Payment Date, all amounts due in accordance with clause 11.1 are not paid or repaid in full, on each following Payment Date the Issuer Trustee will pay or repay so much of the amounts as

                                                                              13
--------------------------------------------------------------------------------
                           there are funds available for that purpose on that Payment Date in accordance with the Supplemental Deed until such amounts are paid or repaid in full.

12       PAYMENTS AND TAXES
--------------------------------------------------------------------------------
MANNER OF PAYMENT

                  12.1 The Issuer Trustee agrees to make payments to the Liquidity Facility Provider under this agreement not later than 5.00pm local time in the place of payment on the due date in immediately available funds to the account of the Liquidity Facility Provider at the bank which the Liquidity Facility Provider designates by prior written notice to the Issuer Trustee. All payments must be made in accordance with the Master Trust Deed and the Supplemental Deed.

NO SET OFF, ETC

                  12.2 The Issuer Trustee agrees to make payments under this agreement without set-off or counterclaim and free and clear of any withholding or deduction for Taxes unless prohibited by law.

13       REPRESENTATIONS AND WARRANTIES
--------------------------------------------------------------------------------
GENERAL REPRESENTATIONS AND WARRANTIES

                  13.1 The Issuer Trustee represents and warrants to the Liquidity Facility Provider as follows:

                           (a) (INCORPORATION) it is validly incorporated and existing under the laws pursuant to which it purports to have been incorporated;

                           (b) (CORPORATE POWER) it has the corporate power to own its assets and to carry on its business as it is now being conducted and as proposed to be conducted under this agreement and under each of the Transaction Documents to which it is a party;

                           (c) (POWER) it has full power and authority to enter into and perform its obligations under this agreement and each of the Transaction Documents to which it is a party;

                           (d)      (ALL ACTION TAKEN) it has taken all
                                    necessary internal corporate action to
                                    authorise the execution, delivery and
                                    performance of this agreement and each of the Transaction Documents to which it is a party in accordance with their respective terms and no additional approval or consent of any person is required;

                           (e) (VALIDITY OF OBLIGATIONS) this agreement and each of the Transaction Documents to which it is a party constitute legal, valid and binding obligations of it and, subject to any necessary stamping and registration and to doctrines of equity and laws and defences generally affecting creditors' rights, are enforceable in accordance with their respective terms;

                                                                              14
--------------------------------------------------------------------------------
                           (f) (NO VIOLATION) the execution, delivery and performance by it of this agreement and each of the Transaction Documents to which it is a party does not and will not violate in any respect any material provision of:

                                    (i)      any law, regulation, authorisation,
                                             ruling, consent, judgement, order
                                             or decree of any Governmental
                                             Agency;

                                    (ii)     its constitution; or

                                    (iii)    any Encumbrance or document which
                                             is binding upon it or any of its
                                             assets,

                                    and (except in respect of the Deed of
                                    Charge) does not and will not result in:

                                    (iv)     the creation or imposition of any
                                             Encumbrance or restriction of any
                                             nature on any of its assets under
                                             the provision of; or

                                    (v)      the acceleration of the date of
                                             payment of any obligation existing
                                             under,

                                    any Encumbrance or document which is binding upon it or its assets;

                           (g) (AUTHORISATIONS) it has obtained all Authorisations necessary for it to enter into, and perform its obligations under, the Transaction Documents and such Authorisations remain in full force and effect;

                           (h) (CREATION OF TRUST) the Trust has been validly created;

                           (i) (APPOINTMENT OF ISSUER TRUSTEE) it has been validly appointed as the trustee of the Trust;

                           (j) (SOLE TRUSTEE) it is the sole trustee of the Trust;

                           (k) (TRUST POWER) it has power under the Transaction Documents to enter into, perform and comply with its obligations, and to carry out the transactions contemplated by, this agreement;

                           (l) (NO REMOVAL) as far as it is aware, there are no proceedings to remove it as trustee of the Trust;

                           (m) (VESTING DATE) the vesting date has not occurred in respect of the Trust; and

                           (n) (NO LIQUIDITY EVENT OF DEFAULT) to its knowledge no Liquidity Event of Default or event which with the giving of notice, lapse of time or other applicable condition would become an Event of Default has occurred which has not been waived or remedied in accordance with this agreement.

                                                                              15
--------------------------------------------------------------------------------
                  13.2 The Global Trust Manager represents and warrants to the Liquidity Facility Provider as follows:

                           (a) (INCORPORATION) it is validly incorporated and existing under the laws pursuant to which it purports to have been incorporated;

                           (b) (CORPORATE POWER) it has the corporate power to own its assets and to carry on its business as it is now being conducted and as proposed to be conducted under this agreement and under each of the Transaction Documents to which it is a party;

                           (c) (POWER) it has full power and authority to enter into and perform its obligations under this agreement and each of the Transaction Documents to which it is a party;

                           (d)      (ALL ACTION TAKEN) it has taken all
                                    necessary internal corporate action to
                                    authorise the execution, delivery and
                                    performance of this agreement and each of the Transaction Documents to which it is a party in accordance with their respective terms and no additional approval or consent of any person is required;

                           (e) (VALIDITY OF OBLIGATIONS) this agreement and each of the Transaction Documents to which it is a party constitute legal, valid and binding obligations of it and, subject to any necessary stamping and registration and to doctrines of equity and laws and defences generally affecting creditors' rights, are enforceable in accordance with their respective terms;

                           (f) (NO VIOLATION) the execution, delivery and performance by it of this agreement and each of the Transaction Documents to which it is a party does not and will not violate in any respect any material provision of:

                                    (i)      any law, regulation, authorisation,
                                             ruling, consent, judgement, order
                                             or decree of any Governmental
                                             Agency; or

                                    (ii)     its constitution;

                           (g) (AUTHORISATIONS) it has obtained all Authorisations necessary for it to enter into, and perform its obligations under, the Transaction Documents and such Authorisations remain in full force and effect; and

                           (h) (NO LIQUIDITY EVENT OF DEFAULT) to its knowledge no Liquidity Event of Default or event which with the giving of notice, lapse of time or other applicable condition would become a Liquidity Event of Default has occurred which has not been waived or remedied in accordance with this agreement.

REPETITION

                  13.3 These representations and warranties are taken to be also made on each date upon which a Drawdown Notice is provided and each

                                                                              16
--------------------------------------------------------------------------------
                           Payment Date with reference to the facts and circumstances then subsisting, as if made on such day.

14       GENERAL UNDERTAKINGS BY ISSUER TRUSTEE
--------------------------------------------------------------------------------
                  14.1     The Issuer Trustee undertakes to:

                           (a) (ACT AS TRUSTEE) act continuously as trustee of the Trust in accordance with the Master Trust Deed and the Supplemental Deed until the Trust is terminated or until it has retired or been removed in accordance with the Master Trust Deed;

                           (b) (TAKE ACTIONS) do everything and take all such actions which are necessary (including, without limitation, obtaining all such Authorisations and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this agreement and any other arrangements entered by it pursuant to the Transaction Documents to which it is party;

                           (c)      (AUTHORISATIONS) ensure that each
                                    Authorisation required for it to act as
                                    trustee of the Trust and for the business of the Trust to be conducted as now conducted or as contemplated by the Transaction Documents, is obtained and promptly renewed and maintained in full force and effect;

                           (d) (NOT AMEND) not consent to amend or revoke the provisions of the Master Trust Deed (insofar as it affects the Trust) or the Supplemental Deed without the prior written consent of the Liquidity Facility Provider (such consent not to be unreasonably withheld or delayed); and

                           (e) (EVENT OF DEFAULT) notify the Liquidity Facility Provider as soon as practicable after becoming aware of an Event of Default or a Liquidity Event of Default.

                  14.2     The Global Trust Manager undertakes to:

                           (a) (ACT AS MANAGER) act continuously as manager of the Trust in accordance with the Master Trust Deed and the Supplemental Deed until the Trust is terminated or until it has retired or been removed in accordance with the Master Trust Deed;

                           (b) (TAKE ACTIONS) do everything and take all such actions which are necessary (including, without limitation, obtaining all such Authorisations and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this agreement and any other arrangements entered by it pursuant to the Transaction Documents to which it is party;

                           (c)      (AUTHORISATIONS) ensure that each
                                    Authorisation required for it to act as
                                    manager of the Trust and for the business of the Trust to be conducted as now conducted or as contemplated by the

                                                                              17
--------------------------------------------------------------------------------
                                    Transaction Documents, is obtained and
                                    promptly renewed and maintained in full
                                    force and effect;

                           (d) (NOT AMEND) not consent to amend or revoke the provisions of the Master Trust Deed (insofar as it affects the Trust) or the Supplemental Deed without the prior written consent of the Liquidity Facility Provider (such consent not to be unreasonably withheld or delayed); and

                           (e) (EVENT OF DEFAULT) notify the Liquidity Facility Provider as soon as practicable after becoming aware of an Event of Default or a Liquidity Event of Default.

15       LIQUIDITY EVENTS OF DEFAULT
--------------------------------------------------------------------------------
LIQUIDITY EVENTS OF DEFAULT

                  15.1     A Liquidity Event of Default occurs if:

                           (a) (FAILURE TO PAY) the Issuer Trustee fails to pay:

                                    (i)      any amount owing under this
                                             agreement where funds are available
                                             for that purpose under the
                                             Supplemental Deed; or

                                    (ii)     without limiting paragraph (i)
                                             above, any amount due in respect of
                                             interest pursuant to clause 6.1
                                             where funds are available for that
                                             purpose under the Supplemental
                                             Deed,

                                    in the manner contemplated by this
                                    agreement, in each case within 5 Business
                                    Days of the due date for payment of such amount;

                           (b) (BREACH OF UNDERTAKING) the Issuer Trustee alters the priority of payments under the Transaction Documents without the consent of the Liquidity Facility Provider or breaches any of its undertakings under the Transaction Documents which affect its ability to perform its obligations thereunder and that breach has a Material Adverse Effect in respect of the Liquidity Facility Provider;

                           (c) (EVENT OF DEFAULT) an Event of Default occurs in respect of the Supplemental Deed or the Master Security Trust Deed and the Security Trustee (acting on the instructions of the Secured Creditors) appoints a Receiver to the Assets of the Trust or is directed to sell or otherwise realise the Assets of the Trust in accordance with the Master Security Trust Deed and the Deed of Charge; or

                           (d) (INSOLVENCY EVENT) an Insolvency Event occurs in respect of the Issuer Trustee in its capacity as trustee of the Trust and the Issuer Trustee is not replaced (by either the Global Trust Manager or a replacement trustee) in accordance with the Master Trust Deed within 30 days of such Insolvency Event.

                                                                              18
--------------------------------------------------------------------------------
CONSEQUENCES

                  15.2 If a Liquidity Event of Default occurs, then the Liquidity Facility Provider may:

                           (a) declare at any time that the Liquidity Principal Outstanding, interest on the Liquidity Principal Outstanding, and all other amounts actually or contingently payable under this agreement are immediately due and payable; and/or

                           (b) terminate the Liquidity Facility Provider's obligations in respect of the Liquidity Facility.

                           The Liquidity Facility Provider may do either or both of these things with immediate effect.

16       NOTICES
--------------------------------------------------------------------------------
NOTICE

                  16.1 A notice, approval, consent or other communication in connection with this agreement:

                           (a) may be given by an Authorised Person of the relevant party;

                           (b)      must be in writing; and

                           (c) must be left at the address of the addressee or sent by prepaid ordinary post to the address of the addressee or sent by facsimile to the facsimile number of the addressee, or sent by e-mail to the e-mail address of the addressee specified below (or to such other details as are notified by a party to each other party on or after the date of execution of this agreement):

                                    ISSUER TRUSTEE:

                                    Address:           Level 3, 39 Hunter Street
                                                       Sydney  NSW  2000
                                    Facsimile:         (612) 9221 7870
                                    Attention:         Manager, Securitisation
                                    E-mail:            as notified from time to
                                                       time

                                    GLOBAL TRUST MANAGER:

                                    Address:           7301 Baymeadows Way,
                                                       Jacksonville, Florida
                                                       32256, United States of
                                                       America
                                    Facsimile:         904 281 3062
                                    Attention:         General Counsel
                                    E-mail:            RJJACOBS@HOMESIDE.COM


                                    LIQUIDITY FACILITY PROVIDER:

                                    Address:           3rd Floor, 271 Collins
                                                       Street, Melbourne, Vic 3000
                                    Facsimile:         (613) 9659 6927


                                                                              19
--------------------------------------------------------------------------------
                                    Attention:         Senior Executive
                                                       Securitisation
                                    E-mail:            elizabeth_steenson@nag.national.com.au

WHEN EFFECTIVE

                  16.2 Unless a later time is specified in it, a notice, approval, consent or other communication takes effect from the time it is received.

SECURED RECEIPT

                  16.3 A notice, request, certificate, demand, consent or other communication under this agreement is deemed to have been received:

                           (a)      where delivered in person, upon receipt;

                           (b) where sent by post, on the third (or seventh, if outside Australia) day after posting;

                           (c) where sent by facsimile, on production by the dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

                           (d) in the case of an e-mail, on receipt by the sender of an e-mail from the recipient stating that the e-mail was delivered in its entirety and the contents and attachments of the e-mail have been received.

                           However, if the time of deemed receipt of any notice is not before 4.00pm local time on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

17       SECURITY INTERESTS AND ASSIGNMENT
-------------------------------------------------------------------------------
                           Other than as contemplated by the Transaction Documents, the Issuer Trustee may not, without the consent of the Liquidity Facility Provider, create or allow to exist a Security Interest over, or an interest in, this agreement or assign or otherwise dispose of or deal with its rights under this agreement. The Liquidity Facility Provider at any time may do any of those things.

18       MISCELLANEOUS
--------------------------------------------------------------------------------
CERTIFICATE

                  18.1 A certificate signed by the Liquidity Facility Provider about a matter (including, without limitation, the Interest Rate in respect of a Liquidity Drawing) or about a sum payable to the Liquidity Facility Provider in connection with this agreement is sufficient evidence of the matter or sum stated in the certificate unless the matter or sum is proved to be false.

EXERCISE OF RIGHTS

                  18.2 A party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by the party does

                                                                              20
--------------------------------------------------------------------------------
                           not prevent a further exercise of that or an exercise of any other right, power or remedy. Failure by the party to exercise or delay in exercising a right, power or remedy does not prevent its exercise. The party is not liable for any loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, the right, power or remedy.

WAIVER AND VARIATION

                  18.3 A provision of, or a right created under, this agreement may not be waived or varied except in writing signed by the party or parties to be bound.

SUPERVENING LEGISLATION

                  18.4 Any present or future legislation which operates to vary the obligations of the Issuer Trustee in connection with this agreement with the result that the Liquidity Facility Provider's rights, powers or remedies are adversely affected (including, without limitation, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

APPROVALS AND CONSENT

                  18.5 The Liquidity Facility Provider may give (conditionally or unconditionally) or withhold its approval or consent in its absolute discretion unless this agreement expressly provides otherwise.

REMEDIES CUMULATIVE

                  18.6 The rights, powers and remedies provided in this agreement are cumulative with, and not exclusive of, the rights, powers or remedies provided by law independently of this agreement.

INDEMNITIES

                  18.7 Each indemnity in this agreement is a continuing obligation, separate and independent from the other obligations of the Issuer Trustee and survives termination of this agreement.

                           It is not necessary for the Liquidity Facility Provider to incur expense or make payment before enforcing a right of indemnity conferred by this agreement.

TIME OF THE ESSENCE

                  18.8 Time is of the essence of this agreement in respect of an obligation of the Issuer Trustee to pay money.

FURTHER ASSURANCES

                  18.9 At the Liquidity Facility Provider's request the Issuer Trustee must, at the expense of the Trust:

                           (a) execute and use its best endeavours to cause its successors to execute documents and do everything else necessary or appropriate to bind the Issuer Trustee and its successors under this agreement; and

                           (b) use its best endeavours to cause relevant third parties to do likewise to bind every person intended to be bound under this agreement.

                                                                              21
--------------------------------------------------------------------------------
19       LIABILITY OF ISSUER TRUSTEE AND LIMITED RECOURSE
--------------------------------------------------------------------------------
                           Clause 2 of the Definitions Schedule applies to this agreement as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this agreement).

20       GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS
--------------------------------------------------------------------------------
GOVERNING LAW

                  20.1 This agreement is governed by the law in force in the Australian Capital Territory.

SUBMISSION TO JURISDICTION

                  20.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

ADDRESS FOR SERVICE

                  20.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 16.

21       COUNTERPARTS
--------------------------------------------------------------------------------
                           This agreement may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

22       COSTS, CHARGES, EXPENSES AND INDEMNITIES
--------------------------------------------------------------------------------
                  22.1 The Issuer Trustee will indemnify the Liquidity Facility Provider on each Payment Date following a demand from the Liquidity Facility Provider for:

                           (a) the costs, charges and expenses of the Liquidity Facility Provider in connection with any consent, approval, exercise or non-exercise of rights (including, without limitation, in connection with the contemplated or actual enforcement or preservation of any rights under any Transaction Document), waiver, variation, release or discharge in relation to any Transaction Document;

                           (b) Taxes (excluding any Taxes on the overall net income of the Liquidity Facility Provider) and fees (including, without limitation, registration fees) and fines and penalties in respect of these (except where any such amount is incurred as a result of an act or omission of the Liquidity Facility Provider), which may be payable or determined to be payable in connection with any Transaction Document or a payment or receipt or any

                                                                              22
--------------------------------------------------------------------------------
                                    other transaction contemplated by any
                                    Transaction Document; and

                           (c) costs, charges and expenses of the Liquidity Facility Provider in connection with any enquiry by any authority involving the Issuer Trustee, any Secured Creditor or any of their Related Entities.

                  22.2 The Issuer Trustee will indemnify the Liquidity Facility Provider against any liability or loss arising from, and any costs, charges and expenses incurred in connection with:

                           (a) an Event of Default in respect of the Trust or any Liquidity Event of Default;

                           (b) a proposed Liquidity Drawing not being made available in accordance with the relevant Drawdown Notice for any reason;

                           (c) any payment required to be made under any Transaction Document not being made on its due date in accordance with that document;

                           (d) the Liquidity Facility Provider acting in connection with a Transaction Document in good faith on facsimile or telephone instructions purporting to originate from the offices of the Issuer Trustee including, without limitation, liability, loss, costs, charges or expenses on account of funds borrowed, contracted for or used to fund any amount payable under the Transaction Document and including, in each case (but without limitation), legal costs and expenses on a full indemnity basis or solicitor and own client basis, whichever is the higher; or

                           (e) a breach by the Issuer Trustee of any representation and warranty contained in clause 13 of this agreement or of any of its obligations under this agreement.

                  22.3 The Issuer Trustee agrees to pay to the Liquidity Facility Provider an amount equal to any liability, loss, cost, charge or expense of the kind referred to in clause 22.2 suffered or incurred by any employee, officer, agent or contractor of the Liquidity Facility Provider.

                  22.4 The obligation of the Issuer Trustee under this clause shall:

                           (a) be payable solely to the extent that funds are available for that purpose under the Supplemental Deed; and

                           (b)      survive any termination of this agreement.

                  22.5 The indemnities in clauses 22.1, 22.2 and 22.3 do not extend to any liability, loss, cost, charge or expense that is finally and judicially determined to result from any negligence, wilful default or breach of law by the Liquidity Facility Provider.

                                                                              23
--------------------------------------------------------------------------------
                  22.6 If the Liquidity Facility Provider receives written notice of any act, matter or thing which may give rise to a liability, loss, cost, charge or expense in relation to which the Issuer Trustee would be required to indemnify it under clauses 22.1, 22.2 or 22.3, the Liquidity Facility Provider will notify the Issuer Trustee of that act, matter or thing giving such details as it is practicable to give as soon as it is reasonably practicable and in any event within 5 Business Days of it coming to its attention, provided that failure to do so will not result in any loss or reduction in the indemnity contained in clauses 22.1, 22.2 or 22.3 unless the Issuer Trustee has been prejudiced in any material respect by such failure.

23       LIQUIDITY FACILITY PROVIDER TERMINATION DATE

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                  23.1     Subject to clause 23.2, the Global Trust Manager may
                           by giving not less than 5 Business Days notice to the Liquidity Facility Provider and the Issuer Trustee, declare a Payment Date as the date upon which:

                           (a) the Liquidity Facility Provider will be replaced by a substitute Liquidity Facility Provider; and

                           (b)      the Liquidity Facility will terminate.

                  23.2 On or before the declaration of the Payment Date by the Global Trust Manager in accordance with clause 23.1, the Global Trust Manager must obtain written confirmation from each Current Rating Agency that the termination of the Liquidity Facility and the appointment of the proposed substitute Liquidity Facility Provider on that Payment Date will not result in an Adverse Rating Effect.

                  23.3 The Liquidity Facility Provider Termination Date will be the later of:

                           (a) the Payment Date declared in accordance with clause 23.1; and

                           (b) the date upon which the Issuer Trustee has paid or repaid to the Liquidity Facility Provider all Liquidity Drawings outstanding on the Payment Date declared in accordance with clause 23.1 together with all accrued but unpaid interest and all other money outstanding under this agreement.

EXECUTED as an agreement.

                                                                              24
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SCHEDULE 1             DRAWDOWN NOTICE (CLAUSE 4)
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                           To:      National Australia Bank Limited


                           [DATE]


                           Dear Sirs/Madams

                           LIQUIDITY FACILITY AGREEMENT BETWEEN PERPETUAL TRUSTEE COMPANY LIMITED, HOMESIDE GLOBAL MBS MANAGER, INC. AND NATIONAL AUSTRALIA BANK LIMITED DATED [#] ("LIQUIDITY FACILITY AGREEMENT")

                           The Issuer Trustee gives notice under clause
                           4.1 of the Liquidity Facility Agreement that it wants to use the Liquidity Facility granted in respect of the HomeSide Mortgage Securities Trust 2001-1 ("TRUST").

                           The particulars of the Liquidity Drawing required to be given under clause 4.3 of the Liquidity Facility Agreement are as follows:

                           (a)      the proposed Drawdown Date is [     ];

                           (b) the Liquidity Drawing is to be made in respect of the Trust;

                           (c)      the amount of the proposed Liquidity Drawing
                                    is $[     ] and its method of calculation is
                                    as follows:

                                    [               ]; and

                           (d) the proposed Liquidity Drawing is to be paid into the Collections Account.

                           A term which has a defined meaning in (or is incorporated in) the Liquidity Facility Agreement has the same meaning as in the Liquidity Facility Agreement when used in this Drawdown Notice.

                           Yours faithfully



                           ..................................
                           [name of person]
                           being an Authorised Person of
                           PERPETUAL TRUSTEE COMPANY

                                                                              25
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EXECUTION PAGE
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

SIGNED by                                            )
as attorney for PERPETUAL TRUSTEE COMPANY LIMITED    )
under power of attorney dated                        )
                                                     )
in the presence of:                                  )
                                                     )
 ................................................     )
Signature of witness                                 )
                                                     )
 ................................................     )
Name of witness (block letters)                      )
                                                     )
 ................................................     )
Address of witness                                   )         ................................................
                                                     )         By executing this agreement the attorney states
 ..........................................           )         that the attorney has received no notice of
Occupation of witness                                )         revocation of the power of attorney
                                                     )




SIGNED by                                            )
on behalf of HOMESIDE GLOBAL MBS MANAGER, INC in     )
the presence of:                                     )
                                                     )
 ................................................     )
Signature of witness                                 )
                                                     )
 ................................................     )
Name of witness (block letters)                      )
                                                     )
 ................................................     )
Address of witness                                   )
                                                     )
 ..........................................           )         ................................................
Occupation of witness                                )         By executing this agreement the signatory
                                                     )         states that the signatory has received no
                                                     )         notice of revocation of the authority under
                                                     )         which this agreement is executed


                                                                              26
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SIGNED by                                            )
as attorney for NATIONAL AUSTRALIA BANK LIMITED      )
under power of attorney dated                        )
                                                     )
in the presence of:                                  )
                                                     )
 ................................................     )
Signature of witness                                 )
                                                     )
 ................................................     )
Name of witness (block letters)                      )
                                                     )
 ................................................     )
Address of witness                                   )         ................................................
                                                     )         By executing this agreement the attorney states
 ..........................................           )         that the attorney has received no notice of
Occupation of witness                                )         revocation of the power of attorney
                                                     )